                                                                    EXHIBIT 10.7

                             SHAREHOLDERS' AGREEMENT

                                   dated as of

                                December 21, 2000

                                      among

                               AMI HOLDINGS, INC.

                              FP-MCCARTNEY, L.L.C.

                                     TBW LLC

                                   GA-TEK INC.

                                       and

                       CERTAIN OTHER PERSONS NAMED HEREIN


                                TABLE OF CONTENTS

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                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01. Definitions ......................................................      1

                                    ARTICLE 2
                              CORPORATE GOVERNANCE

SECTION 2.01. Composition of the Board .........................................     10
SECTION 2.02. Removal ..........................................................     11
SECTION 2.03. Vacancies ........................................................     12
SECTION 2.04. Meetings .........................................................     12
SECTION 2.05. Action by the Board ..............................................     12
SECTION 2.06. Conflicting Charter or Bylaw Provisions ..........................     15
SECTION 2.07. Notice of Meeting ................................................     15
SECTION 2.08. Subsidiary Governance ............................................     15
SECTION 2.09. Affiliate Transactions ...........................................     15

                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

SECTION 3.01. General ..........................................................     16
SECTION 3.02. Legends ..........................................................     16
SECTION 3.03. Permitted Transferees ............................................     16
SECTION 3.04. Restrictions on Transfers by the Institutional Shareholders ......     17
SECTION 3.05. Restrictions on Transfers by the Other Shareholders ..............     18
SECTION 3.06. Restrictions on Transfer under a Credit Agreement, Indenture or
        Other Agreement for Indebtedness .......................................     19

                                    ARTICLE 4
          TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; RIGHTS OF FIRST REFUSAL;
                                PREEMPTIVE RIGHTS

SECTION 4.01. Rights to Participate in Transfer ................................     19
SECTION 4.02. Right to Compel Participation in Certain Transfers ...............     23
SECTION 4.03. Right of First Refusal ...........................................     26
SECTION 4.04. Preemptive Rights ................................................     28

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SECTION 4.05. Right to Compel the First Public Offering ........................     30

                                    ARTICLE 5
                               REGISTRATION RIGHTS

SECTION 5.01. Demand Registration ..............................................     31
SECTION 5.02. Incidental Registration ..........................................     35
SECTION 5.03. Holdback Agreements ..............................................     36
SECTION 5.04. Registration Procedures ..........................................     36
SECTION 5.05. Indemnification by the Company ...................................     40
SECTION 5.06. Indemnification by Participating Shareholders ....................     41
SECTION 5.07. Conduct of Indemnification Proceedings ...........................     42
SECTION 5.08. Contribution .....................................................     43
SECTION 5.09. Participation in Public Offering .................................     44
SECTION 5.10. Other Indemnification ............................................     44
SECTION 5.11. Cooperation by the Company .......................................     44
SECTION 5.12. No Transfer of Registration Rights ...............................     45

                                    ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.01. Confidentiality ..................................................     45
SECTION 6.02. Information ......................................................     46
SECTION 6.03. Reports ..........................................................     48
SECTION 6.04. Cooperation in Refinancing .......................................     48
SECTION 6.05. Appointment of Shareholder Representative ........................     48

                                    ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.01. Entire Agreement .................................................     49
SECTION 7.02. Binding Effect; Benefit ..........................................     49
SECTION 7.03. Assignability ....................................................     49
SECTION 7.04. Waiver; Amendment; Termination ...................................     50
SECTION 7.05. Notices ..........................................................     50
SECTION 7.06. Fees and Expenses ................................................     52
SECTION 7.07. Headings .........................................................     52
SECTION 7.08. Counterparts .....................................................     52
SECTION 7.09. Applicable Law ...................................................     52
SECTION 7.10. Waiver of Jury Trial .............................................     52
SECTION 7.11. Specific Enforcement .............................................     52
SECTION 7.12. Consent to Jurisdiction ..........................................     53

                                       ii
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SECTION 7.13. Severability .....................................................     53
SECTION 7.14. Recapitalization .................................................     53
SECTION 7.15. No Inconsistent Agreements .......................................     54

                             SHAREHOLDERS' AGREEMENT

         AGREEMENT dated as of December 21, 2000 among (i) AMI Holdings, Inc., a Delaware corporation (the "COMPANY"), (ii) FP-McCartney, LLC ("FP"), (iii) TBW LLC ("TBW" and, together with FP, the "INSTITUTIONAL SHAREHOLDERS"), (iv) GA-TEK Inc. ("GA-TEK") and (v) such persons that shall sign joinder agreements to this Agreement.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Merger and Recapitalization Agreement (as defined below) certain parties hereto own or will be acquiring securities of the Company;

         WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Merger and Recapitalization Agreement;

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Merger and Recapitalization Agreement, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "ADVERSE PERSON " means any Person whom the Board determines in good faith is a competitor or a potential competitor of the Company or its Subsidiaries.

         "AFFILIATE " means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGGREGATE OWNERSHIP" means, with respect to any Shareholder or group of Shareholders, and with respect to any class of Company Securities, the total amount of such class of Company Securities "beneficially owned" (as such term is defined in Rule 13d-3 of the Exchange Act) (without duplication) by such Shareholder or group of Shareholders as of the date of such calculation, calculated on a Fully Diluted basis.

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco or New York City are authorized by law to close.

         "BYLAWS" means the Amended and Restated Bylaws of the Company, as amended from time to time.

"CHANGE OF CONTROL" means such time as:

                  (i) any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than

                           (A) the Institutional Shareholders and/or their
                  respective Permitted Transferees or

                           (B) any "group" (within the meaning of such Section
                  13(d)(3)) of which either of the Institutional Shareholders constitutes a majority (on the basis of ownership interest),

         acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

                  (ii) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the consolidated assets of the Company and its Subsidiaries to a Person that is not an Affiliate of the Company prior to such sale or transfer.

         "CHARTER" means the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time.

         "CLASS A COMMON STOCK " means the Class A Common Stock, par value $.01 per share, of the Company having the rights, including voting rights, described in the Charter and any stock into which such Class A Common Stock may thereafter be converted or changed. "CLASS A COMMON SHARES" means shares of Class A Common Stock.

         "CLASS B COMMON STOCK" means the Class B Common Stock, par value $.01 per share, of the Company having the rights described in the Charter and any stock into which such Class B Common Stock may thereafter be converted or changed. "CLASS B COMMON SHARES" means shares of Class B Common Stock.

         "CLOSING DATE" means December 21, 2000.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock and "COMMON SHARES" means shares of Common Stock.

         "COMPANY SECURITIES" means (i) the Common Stock and Preferred Stock,
(ii) securities convertible into or exchangeable for Common Stock and/or Preferred Stock, and (iii) options, warrants (including the Warrant) or other rights to acquire Common Stock, Preferred Stock or any other equity or equity-linked security issued by the Company.

         "DRAG-ALONG PORTION" means, with respect to any Other Shareholder and any class of Company Securities, (i) the Aggregate Ownership of such class of Company Securities by such Other Shareholder multiplied by (ii) a fraction, the numerator of which is the number of such class of Company Securities proposed to be sold by the Institutional Shareholders in the applicable Compelled Sale under
Section 4.02 and the denominator of which is the Aggregate Ownership of such class of Company Securities by the Institutional Shareholders.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FIRST PUBLIC OFFERING" means the first Public Offering of Class A Common Stock after the date hereof.

         "FIVE PERCENT SHAREHOLDER" means a Shareholder whose Aggregate Ownership of Common Shares divided by the Aggregate Ownership of such Common Shares by all Shareholders is 5% or more.

         "FULLY DILUTED" means, with respect to any class of Company Securities, all outstanding shares of such class of Company Securities and all shares issuable in respect of securities convertible into or exchangeable for such shares, all stock appreciation rights, options, warrants (including the Warrant) and other rights to purchase or subscribe for shares of such class of Company Securities or securities convertible into or exchangeable for shares of such class of Company Securities, provided that, to the extent any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for such Company Securities are subject to vesting, the Company Securities subject to vesting shall be included in the definition of "FULLY DILUTED" only upon and to the extent of such vesting.

         "INITIAL OWNERSHIP" means, with respect to any Shareholder and any class of Company Securities, the Aggregate Ownership of such class by such Shareholder as of the date hereof, or, in the case of any Person who shall become a party to this Agreement on a later date, as of such later date, in each case taking into account any stock split, stock dividend, reverse stock split or similar event.

         "INVESTMENT" means, with respect to any Person, (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including any partnership, limited liability and joint venture interest) of any other Person and (ii) any capital contribution by such Person to any other Person.

         "JEC" means Japan Energy Corporation, a company incorporated in Japan.

         "JUNIOR PREFERRED STOCK" means the 14.5% Junior Preferred Stock, par value $.01 per share, of the Company, and "JUNIOR PREFERRED SHARES" means shares of Junior Preferred Stock.

         "MERGER AND RECAPITALIZATION AGREEMENT" means the agreement dated December 5, 2000, among the Company, JEC, FP, TBW and GA-TEK and certain other parties named therein pursuant to which the Company Securities were acquired.

         "OTHER SHAREHOLDERS" means all Shareholders other than the Institutional Shareholders.

         "PERMITTED TRANSFEREE" means

                  (i) in the case of FP and its Permitted Transferees, (A) any FP fund or co-investment partnership, (B) any general or limited partner of any FP fund or co-investment partnership (collectively, an "FP PARTNER"), and any corporation, partnership or other entity that is an Affiliate of any FP Partner (collectively "FP AFFILIATES"), (C) any managing director, general partner, director, limited partner, officer or employee of any FP fund, any FP Partner or any FP Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (C) (collectively, "FP ASSOCIATES"), (D) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only FP, FP Partners, FP Affiliates, FP Associates, their spouses or their lineal descendants, or (E) Merchant Capital, Inc. ("MERCHANT") or any of the following, which are collectively referred to herein as the "CSFB ENTITIES", (x) Credit Suisse First Boston ("CSFB"), any CSFB fund or co-investment partnership, any affiliate of CSFB or any general or limited partner of any CSFB fund or co-investment partnership (collectively, a "CSFB Partner"), and any corporation, partnership or other entity that is an Affiliate of CSFB or any CSFB Affiliates (collectively, "CSFB AFFILIATES"), (y) any managing director, general partner, director, limited partner, officer or employee of any CSFB fund, any CSFB Partner or any CSFB Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause
         (y) (collectively, "CSFB ASSOCIATES"), or (z) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only Merchant, CSFB, CSFB Partners, CSFB Affiliates, CSFB Associates, their spouses or their lineal descendants;

                  (ii) in the case of TBW and its Permitted Transferees, (A) Citicorp Venture Capital Ltd. ("CVC"), any CVC fund or co-investment partnership, Citigroup, any affiliate of Citigroup or any general or limited partner of any CVC fund or co-investment partnership (collectively, a "TBW PARTNER"), and any corporation, partnership or other entity that is an Affiliate of Citigroup or any TBW Partner (collectively "TBW AFFILIATES"), (B) any managing director, general partner, director, limited partner, officer or employee of any CVC fund, any TBW Partner or any TBW Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause

         (B) (collectively, "TBW ASSOCIATES"), (C) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only TBW, CVC, TBW Partners, TBW Affiliates, TBW Associates, their spouses or their lineal descendants or (D) Merchant or any of the CSFB Entities;

                  (iii) in the case of GA-TEK and its Permitted Transferees, JEC or any direct or indirect majority-owned subsidiary of JEC; and

                  (iv) in the case of any Other Shareholder (other than GA-TEK) that is or becomes a party to this Agreement, (A) a Person to whom Common Shares are Transferred from such Other Shareholder (1) by will or the laws of descent and distribution or (2) by gift without consideration of any kind, provided that, in the case of clause (2), such transferee is the spouse or the lineal descendant, sibling or parent of such Shareholder, or (B) a trust that is for the exclusive benefit of such Other Shareholder or its Permitted Transferees under
         (A) above.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PREFERRED STOCK" means the Senior Preferred Stock and the Junior Preferred Stock of the Company, and "PREFERRED SHARES" means shares of Preferred Stock.

         "PUBLIC OFFERING" means an underwritten public offering of Registrable Securities of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form, provided that the proceeds of such public offering amounts to $30,000,000 gross proceeds to the Company.

         "REGISTRABLE SECURITIES" means, at any time, any Shares or Warrant Shares and any securities issued or issuable in respect of such Shares or Warrant Shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until (i) a registration statement covering such Shares or Warrant Shares has been declared effective by the SEC and such Shares or Warrant Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares or Warrant Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Shares or Warrant Shares are otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for such Shares or Warrant Shares not bearing the legend required pursuant to this Agreement and such Shares or Warrant Shares may be resold without subsequent registration under the Securities Act.

         "REGISTRATION EXPENSES" means (i) all registration and filing fees,
(ii) fees and expenses of compliance with any securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.04(h) hereof), (vi) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of one counsel for all of the Shareholders participating in the offering selected (A) by the Institutional Shareholders, in the case of any offering in which such entities participate, or (B) in any other case, by the Shareholders holding the majority of Shares to be sold for the account of all Shareholders in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Shareholders (or the agents who manage their accounts) or any fees and expenses of underwriter's counsel.

         "RULE 144" means Rule 144 and Rule 144A (or any successor provisions) under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SENIOR PREFERRED STOCK" means the 13.5% Senior Preferred Stock, par value $.01 per share of the Company, and "SENIOR PREFERRED SHARES" means shares of Senior Preferred Stock.

         "SHARES" means Common Shares, Senior Preferred Shares and Junior Preferred Shares.

         "SHAREHOLDER" means each Person (other than the Company) who shall be a party to or bound by this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Sections 3.03 or 7.03 or otherwise, so long as such Person shall "beneficially own" (as such term is defined in Rule 13d-3 of the Exchange Act) any Company Securities.

         "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "TAG-ALONG PORTION" means

                  (i) where the Tag-Along Seller is Transferring Common Stock, the product of the Aggregate Ownership of Common Shares by the Tagging Person immediately prior to such Transfer and a fraction the numerator of which is the maximum number of Common Shares that the buyer in the Tag-Along Sale is willing to purchase, and the denominator of which is the Aggregate Ownership of Common Shares by all Shareholders, and

                  (ii) where the Tag-Along Seller is Transferring Senior Preferred Stock, the product of the Aggregate Ownership of Senior Preferred Shares by the Tagging Person immediately prior to such Transfer and a fraction the numerator of which is the maximum number of Senior Preferred Shares that the buyer in the Tag-Along Sale is willing to purchase, and the denominator of which is the Aggregate Ownership of Senior Preferred Shares by all Shareholders, and

                  (iii) where the Tag-Along Seller is Transferring Junior Preferred Stock, the product of the Aggregate Ownership of Junior Convertible Shares by the Tagging Person immediately prior to such Transfer and a fraction the numerator of which is the maximum number of Junior Preferred Shares that the buyer in the Tag-Along Sale is willing to purchase, and the denominator of which is the Aggregate Ownership of Junior Preferred Shares by all Shareholders.

         "THIRD PARTY" means a prospective purchaser(s) of Company Securities in an arm's-length transaction from a Shareholder where such purchaser is not a Permitted Transferee or other Affiliate of such Shareholder.

         "TRANSFER" means, with respect to any Company Security, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such security or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation or other transfer of such security or any participation or interest therein or any agreement or commitment to do any of the foregoing.

         "WARRANT" means the warrant dated the date of this Agreement issued by the Company to GA-TEK for the purchase of Class A Common Shares.

         "WARRANT SHARES" means the Common Shares issuable by the Company upon exercise of the Warrant.

         (b) The term "INSTITUTIONAL SHAREHOLDER", to the extent such shall have transferred any of its Company Securities to any of its "Permitted Transferees," shall mean the Institutional Shareholder and such Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of the Institutional Shareholder and such Permitted Transferees.

         (c) The term "OTHER SHAREHOLDERS", to the extent any such Other Shareholders shall have transferred any of their Company Securities to any of their "Permitted Transferees," shall mean the Other Shareholders and such Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of the Other Shareholders and such Permitted Transferees.

         (d) Each of the following terms is defined in the Section set opposite such term:

        Term                                                     Section
        ----                                                     -------
Additional Directors                                             2.01
Applicable Holdback Period                                       5.03
Cause                                                            2.02
Compelled Sale                                                   4.02(a)
Compelled Sale Notice                                            4.02(a)
Compelled Sale Notice Period                                     4.02(a)
Compelled Sale Price                                             4.02(a)
Confidential Information                                         6.01(b)
Demand Registration                                              5.01(a)

Drag-Along Rights                                                4.02(a)
Holders                                                          5.01(a)(ii)
Incidental Registration                                          5.02(a)
Indemnified Party                                                5.07
Indemnifying Party                                               5.07
Independent Directors                                            2.01(a)
Inspectors                                                       5.04(g)
Joint Demand                                                     5.01(a)
Maximum Offering Size                                            5.01(e)
Non-Selling Shareholders                                         4.03(a)
Non-Requesting Shareholder                                       5.01(a)
Offer                                                            4.03(a)
Offered Securities                                               4.03(a)
Offer Notice                                                     4.03(a)
Offer Price                                                      4.03(a)
Offer Pro Rata Portion                                           4.03(b)
Records                                                          5.04(g)
Replacement Nominee                                              2.03(a)
Representatives                                                  6.01(b)
Requesting Shareholder                                           5.01(a)
Issuance Notice                                                  4.04(a)
Issuance Pro Rata Portion                                        4.04(a)
Seller                                                           4.03(a)
Shareholder                                                      7.03
Tag-Along Notice                                                 4.01(a)
Tag-Along Notice Period                                          4.01(a)
Tag-Along Offer                                                  4.01(a)
Tag-Along Response Notice                                        4.01(a)
Tag-Along Right                                                  4.01(a)
Tag-Along Sale                                                   4.01(a)
Tag-Along Seller                                                 4.01(a)
Tagging Person                                                   4.01(a)

                                    ARTICLE 2
                              CORPORATE GOVERNANCE

         SECTION 2.01. Composition of the Board. (a) The Board shall consist of nine directors, of whom three directors will be designated by FP (one of whom shall be an independent director designated by FP), three directors will be designated by TBW (one of whom shall be an independent director designated by TBW), one director will be designated by GA-TEK, one director will be the chief executive officer of the Company for so long as he or she is employed by the

Company and one independent director will be designated by the CEO and the Institutional Shareholders, provided that such independent director shall not be either an "Affiliate" or an "Associate" (as such terms are used within the meaning of Rule 12b-2 under the Exchange Act) of the Institutional Shareholders or GA-TEK (the "INDEPENDENT DIRECTOR"). If the number of directors that comprise the entire Board is increased in accordance with Section 2.05, the number of directors added to the Board (the "ADDITIONAL DIRECTORS") must be a multiple of two, and for every two Additional Directors, FP shall be permitted to designate one such Additional Director and TBW shall be permitted to designate one such Additional Director.

         (b) Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its Shares or execute written consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of Shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01.

         (c) The right of each Institutional Shareholder to designate three or more members of the Board pursuant to this Article 2 shall (i) be reduced to the right to designate only one member of the Board at such time as the Aggregate Ownership of Common Shares by such Institutional Shareholder divided by the Aggregate Ownership of such Common Shares by all Shareholders is less than 10% and (ii) terminate at such time as the Aggregate Ownership of Common Shares by such Institutional Shareholder divided by the Aggregate Ownership of such Common Shares by all Shareholders is less than 5%. The right of GA-TEK to designate one member of the Board, shall terminate at such time as the Aggregate Ownership of GA-TEK and its Permitted Transferees falls below 50% of GA-TEK's Initial Ownership. The obligations imposed on the Shareholders to give effect to the rights to designate directors set forth in Section 2.01 shall terminate as to any Person when such Person's right to designate a director is terminated.

         (d) The Company agrees to cause each individual designated pursuant to Section 2.01(a) or 2.03 to be nominated to serve as a director on the Board, and to take all other necessary actions (including calling a special meeting of the Board and/or shareholders) to ensure that the composition of the Board is as set forth in this Section 2.01.

         SECTION 2.02. Removal. Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Company, it will not vote any of its Shares in favor of the removal of any director who shall have been designated or nominated in accordance with Section 2.01, unless such removal shall be for Cause or the Person or Persons entitled to designate or nominate such director shall have consented to such removal in writing, provided that if the

Person or Persons entitled to designate or nominate any director pursuant to
Section 2.01 shall request in writing the removal, with or without Cause, of such director, such Shareholder shall vote its Shares in favor of such removal. Removal for "CAUSE" shall mean removal of a director because of such director's
(a) willful and continued failure substantially to perform his or her statutory or fiduciary duties with the Company in his or her established position, (b) participation in a fraud, act of dishonesty or other misconduct that is injurious, monetarily or otherwise, to the Company or any of its Subsidiaries,
(c) being charged with or pleading guilty to a felony or a crime involving fraud or dishonesty, (d) violation of any state or federal law that has an adverse effect on the Company or (e) abuse of illegal drugs or other controlled substances or habitual intoxication.

         SECTION 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board:

         (a) the Person or Persons entitled under Section 2.01 to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy may, subject to the provisions of Sections 2.01, designate another individual (the "REPLACEMENT NOMINEE") to fill such vacancy and serve as a director of the Company; and

         (b) subject to Section 2.01, each Shareholder then entitled to vote for the election of the Replacement Nominee as a director of the Company agrees that it will vote its Shares, or execute a proxy or written consent, as the case may be, in order to ensure that the Replacement Nominee be elected to the Board.

         SECTION 2.04. Meetings. The Board shall hold a regularly scheduled meeting at least once every calendar quarter.

         SECTION 2.05. Action by the Board. (a) A quorum of the Board shall consist of a majority of the total number of directors, which such majority shall include a majority of the designees of FP and a majority of the designees of TBW, provided that the Institutional Shareholders together shall have the right at any time to increase the number of directors necessary to constitute such quorum.

         (b) All actions of the Board shall require (i) the affirmative vote of at least a majority of the directors present at a duly convened meeting of the Board at which a quorum is present or (ii) the unanimous written consent of the Board, provided that, in the event that there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

         (c) The Board may create executive, compensation, audit and such other committees as it may determine. The Institutional Shareholders together shall be entitled to majority representation on any committee created by the Board, half of which such majority representation shall consist of a director or directors designated by FP and half of which such majority representation shall consist of a director or directors designated by TBW.

         (d) No action by the Company (including but not limited to any action by the Board or any committee thereof) shall be taken after the date hereof with respect to any of the following matters without the affirmative approval of the Board, including the affirmative approval of a majority of the designees of each of the Institutional Shareholders:

                  (i) (1) any merger or consolidation of the Company with or into any Person, other than a wholly owned Subsidiary, or of any Subsidiary with or into any Person other than the Company or any other wholly owned Subsidiary, or (2) any sale of the Company or any Subsidiary or any significant operations of the Company or any Subsidiary or any joint venture transaction, acquisition or disposition of assets, business, operations or securities by the Company or any Subsidiary (in a single transaction or a series of related transactions) having a value in each case in this clause (2) in excess of $3,000,000,

                  (ii) the declaration of any dividend on or the making of any distribution with respect to, or the recapitalization, reclassification, redemption, repurchase or other acquisition of, any securities of the Company or any Subsidiary, except as expressly permitted by this Agreement,

                  (iii) any liquidation, dissolution, commencement of bankruptcy, liquidation or similar proceedings with respect to the Company or any Subsidiary,

                  (iv) any incurrence, refinancing, alteration of material terms or prepayment by the Company or any Subsidiary of indebtedness for borrowed money in excess of $2,000,000 in the aggregate (or the guaranty by the Company or any Subsidiary of any such indebtedness), or the issuance of any security by the Company or any Subsidiary (not including issuances of such securities in connection with employee or stock option plans previously approved by the Board pursuant to clause
         (vii) below), in each case other than (i) pursuant to the Credit Agreement, dated December 21, 2000, among AMI Merger Company, Inc., AMI Spinco, Inc., AMI

         Holdings, Inc., the lenders named therein and Credit Suisse First Boston as administrative agent and collateral agent, as amended and in effect from time to time, provided that the aggregate indebtedness under such agreement shall not exceed $250,000,000 and (ii) as specifically contemplated by this Agreement,

                  (v) any capital expenditure or capital lease in excess of $1,000,000 which is not specifically contemplated by the annual business plan of the Company or any Subsidiary,

                  (vi) any entering into, amending or modifying in any material respect any agreements of the Company or any Subsidiary providing for payments by or to the Company or such Subsidiary in excess of $2,000,000 per annum or $5,000,000 in the aggregate;

                  (vii) any determination of compensation, benefits, perquisites and other incentives for senior management of the Company or its Subsidiaries and the approval or amendment of any plans or contracts in connection therewith, and any approval or amendment to any equity or other compensation or benefit plans for employees of the Company or its Subsidiaries,

                  (viii) any appointment or dismissal of any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or any other executive officer in any similar capacity of the Company or any Subsidiary,

                  (ix) any change in accounting or tax principles, policies with respect to the financial statements, records or affairs of the Company or any Subsidiary, except as required by generally accepted accounting principles or by law or any other matters that could affect any regulatory status or tax liability of the Company or any Subsidiary, or any Shareholder with respect to the investment by such Shareholder in the Company,

                  (x) any appointment or removal of the auditors, regular legal counsel, financial advisors, underwriters (except underwriters selected as provided in the first sentence of Section 5.04(f)(i) and
         (ii), unless such Demand Registration constitutes a First Public Offering), investment bankers or company-wide insurance providers of the Company or any Subsidiary,

                  (xi) any amendment to this Agreement, any exercise or waiver of the Company's rights under this Agreement, any amendment to the Charter or Bylaws or any adoption of or amendment to the certificate of incorporation or bylaws of any Subsidiary,

                  (xii) any approval of the annual business plan, budget and long-term strategic plan of the Company or any Subsidiary,

                  (xiii) any modification of the long-term business strategy or scope of the business of the Company or any Subsidiary or any material customer relationships thereof.

                  (xiv) any increase or decrease to the number of Directors that comprise the entire Board of the Company or any Subsidiary, or

                  (xv) any contract with, obligation to or transaction or series of transactions between, the Company or any Subsidiary and one or more of its stockholders or their Affiliates.

         SECTION 2.06. Conflicting Charter or Bylaw Provisions. Each Shareholder shall vote its Shares or execute proxies or written consents, as the case may be, and shall take all other actions necessary, to ensure that the Company's Charter and Bylaws (i) facilitate, and do not at any time conflict with, any provision of this Agreement and (ii) permit each Shareholder to receive the benefits to which each such Shareholder is entitled under this Agreement.

         SECTION 2.07. Notice of Meeting. Each director shall receive notice and the agenda of each meeting of the Board or any committee thereof at least five days prior to such meeting.

         SECTION 2.08. Subsidiary Governance. The Company and each Shareholder agree that (i) the board of directors of each Subsidiary of the Company shall be comprised of the individuals who are serving as directors on the Board in accordance with Section 2.01 and (ii) the board of directors of any Subsidiary shall be subject to all the provisions of this Article 2, including paragraph
(d) of Section 2.05. Each Shareholder agrees to vote its Shares and to cause its representatives on the Board, subject to their fiduciary duties, to vote and take other appropriate action to effectuate the agreements in this Section 2.08 in respect of any Subsidiary of the Company.

         SECTION 2.09. Affiliate Transactions. The Company shall not, and will not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with or for the benefit of, any Affiliate of the Company, unless such transaction is on terms that are no less favorable to the Company or such Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person.

                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

         SECTION 3.01. General. (a) Each Shareholder understands and agrees that the Company Securities purchased pursuant to the Merger and Recapitalization Agreement have not been registered under the Securities Act and are restricted securities under such Act and the rules and regulations promulgated thereunder. Each Shareholder agrees that it will not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any applicable foreign or state securities or "blue sky" laws, and the terms and conditions of this Agreement.

         (b) Any attempt to Transfer any Company Securities not in compliance with this Agreement shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted Transfer.

         SECTION 3.02. Legends. (a) In addition to any other legend that may be required, each certificate for Company Securities that is issued to any Shareholder shall bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT DATED AS OF DECEMBER 21, 2000, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM AMI SPINCO, INC. OR ANY SUCCESSOR THERETO."

         (b) If any Company Securities shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such shares without the first sentence of the legend required by Section

3.02(a) endorsed thereon. If any Company Securities cease to be subject to any and all restrictions on Transfer set forth in this Agreement, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

         SECTION 3.03. Permitted Transferees. (a) Notwithstanding anything in this Agreement to the contrary, any Shareholder may at any time Transfer any or all of its Company Securities to one or more of its Permitted Transferees without the consent of the Board or any other Shareholder or group of Shareholders and without compliance with Sections 3.04, 4.01, 4.02 and 4.03 so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit A attached hereto and (b) the Transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws.

         (b) If any Permitted Transferee of any Shareholder to which Shares have been transferred ceases to be a Permitted Transferee of such Shareholder, such Permitted Transferee shall, and such Shareholder shall cause such Permitted Transferee to, transfer back to such Shareholder (or to another Permitted Transferee of such Shareholder) any Shares it owns on or prior to the date that such Permitted Transferee ceases to be a Permitted Transferee of such Shareholder.

         SECTION 3.04. Restrictions on Transfers by the Institutional Shareholders. (a) Except as provided in Section 3.03, each Institutional Shareholder may transfer its Company Securities only as follows:

                  (i)      in a Transfer made in compliance with Section 4.02,

                  (ii) in a Transfer made in compliance with Section 4.01 or 4.03, provided that until the third anniversary of the date of this Agreement, no Institutional Shareholder shall be permitted to Transfer any number of any class of Company Securities if such Transfer would cause such Institutional Shareholder's Aggregate Ownership of such class immediately following such Transfer to fall below two-thirds of such Institutional Shareholder's Initial Ownership,

                  (iii) in a Public Offering in connection with the exercise of its rights under Article 5 hereof, or

                  (iv) in a Transfer made at the conclusion of the Applicable Holdback Period (as defined in Section 5.03) following the First Public Offering, in compliance with Rule 144 under the Securities Act.

         (b) In addition to the foregoing paragraph (a) of this Section 3.04, if the Institutional Shareholders agree in writing, the Institutional Shareholders may each Transfer 10% of such Institutional Shareholder's Initial Ownership of any class of Company Securities to any Person on or before the 181st day following the date of this Agreement. The provisions of Section 4.01 and 4.03 shall not apply to Transfers made pursuant to this paragraph (b) of this Section 3.04.

         (c) No Institutional Shareholder shall Transfer Company Securities to an Adverse Person (other than by Transfer pursuant to Section 4.02, in a Public Offering or through a national securities exchange) at any time.

         SECTION 3.05. Restrictions on Transfers by the Other Shareholders. (a) Except as provided in Section 3.03, each Other Shareholder may transfer its Company Securities only as follows:

                  (i) as a Tagging Person in a Transfer made in compliance with Section 4.01,

                  (ii)     in a Transfer made in compliance with Section 4.02,

                  (iii) after the second anniversary after the date of this Agreement, in any Transfer made in compliance with Section 4.01 as a Tag-Along Seller or Section 4.03, provided that no Other Shareholder shall be permitted to Transfer shares of any class of Company Securities pursuant to this 3.05(a)(iii) if such Transfer would cause such Other Shareholder's Aggregate Ownership of such class immediately following such Transfer to fall below two-thirds of such Other Shareholder's Initial Ownership,

                  (iv) after the third anniversary after the date of this Agreement, in any Transfer made in compliance with Section 4.01 as a Tag-Along Seller or Section 4.03, provided that no Other Shareholder shall be permitted to Transfer shares of any class of Company Securities pursuant to this Section 3.05(a)(iv) if such Transfer would cause such Other Shareholder's Aggregate Ownership of such class immediately following such Transfer to fall below one-third of such Other Shareholder's Initial Ownership,

                  (v) after the fourth anniversary after the date of this Agreement, in any Transfer made in compliance with Section 4.01 or 4.03,

                  (vi) in a Public Offering in connection with the exercise of its rights under Article 5 hereof, or

                  (vii) in a Transfer made at the conclusion of the Applicable Holdback Period (as defined in Section 5.03) following the First Public Offering, in compliance with Rule 144 under the Securities Act.

         (b) No Other Shareholder shall Transfer Company Securities to an Adverse Person (other than by Transfer pursuant to Section 4.02, in a Public Offering or through a national securities exchange) at any time.

         (c) It is understood and agreed that GA-TEK shall not transfer the Warrant (prior to the exercise of such Warrant) at any time, under any circumstances, to any Person, other than to GA-TEK's Permitted Transferees.

         SECTION 3.06. Restrictions on Transfer under a Credit Agreement, Indenture or Other Agreement for Indebtedness. Notwithstanding the foregoing provisions of this Article 3, if a Transfer otherwise permitted hereunder would trigger, under the terms of any outstanding credit agreement, indenture or any other agreement for indebtedness, (i) a change of control requiring repayment or
(ii) other adverse consequence, then such Transfer shall be prohibited, provided however that this Section 3.06 shall not prohibit GA-TEK from making a Transfer to JEC.

                                    ARTICLE 4
          TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; RIGHTS OF FIRST REFUSAL;
                                PREEMPTIVE RIGHTS

         SECTION 4.01. Rights to Participate in Transfer. (a) Subject to Sections 3.04, 3.05, 3.06, 4.01(h) and 4.03, if any Shareholder (the "TAG-ALONG SELLER") proposes to Transfer any number of any class of Company Securities (a "TAG-ALONG SALE"), the Shareholders other than the Tag-Along Seller (each, an "ELIGIBLE SHAREHOLDER") may elect, at their option, to exercise their rights under this Section 4.01 (each such Shareholder, a "TAGGING PERSON"), provided that with respect to any such Transfer that is also governed by Section 4.03 hereof, the Shareholders having a right of first refusal under such Section (and the Company) shall have first been afforded the opportunity to acquire any Company Securities to be sold in a Tag-Along Sale in accordance with the provisions of Section 4.03.

         In the event of such a proposed Transfer, the Tag-Along Seller shall, after such Shareholders and the Company have declined, or are deemed to have declined, to exercise their right of first refusal as provided in Section 4.03, provide each Eligible Shareholder written notice of the terms and conditions of such proposed transfer ("TAG-ALONG NOTICE") and offer each Tagging Person the opportunity to participate in such sale. The Tag-Along Notice shall identify the number and class of Company Securities subject to the offer ("TAG-ALONG OFFER"), the cash price at which the Transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any.

         From the date of the receipt of the Tag-Along Notice, each Tagging Person shall have the right (a "TAG-ALONG RIGHT"), exercisable by written notice ("TAG-ALONG RESPONSE NOTICE") given to the Tag-Along Seller within 15 Business Days of its receipt of the Tag-Along Notice (the "TAG-ALONG NOTICE PERIOD"), to request that the Tag-Along Seller include in the proposed Transfer the number of Company Securities held by such Tagging Person as is specified in such notice, provided that, if the aggregate number of Company Securities proposed to be sold by the Tag-Along Seller and all Tagging Persons in such transaction exceeds the number of Company Securities that can be sold on the terms and conditions set forth in the Tag-Along Notice, then (i) each Tagging Person shall be entitled to include in the Tag-Along Sale only its Tag-Along Portion of Company Securities and (ii) the Tag-Along Seller shall be entitled to include the number of Company Securities proposed to be Transferred by the Tag-Along Seller as set forth in the Tag-Along Notice (reduced, to the extent necessary, so that each Tagging Person shall be able to include its Tag-Along Portion) and such additional Company Securities as permitted by Section 4.01(d). Each Tagging Person that exercises its Tag-Along Rights hereunder shall deliver to the Tag-Along Seller, together with its Tag-Along Response Notice, the certificate or certificates representing the Company Securities of such Tagging Person to be included in the Transfer, together with a limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities on the terms set forth in the Tag-Along Notice. Delivery of such certificate or certificates representing the Company Securities to be Transferred and the limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging Persons. Each Tag-Along Response Notice shall include wire transfer instructions for payment of the purchase price for the Company Securities to be sold in such Tag-Along Sale. The Tagging Persons shall (a) be required (i) to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses and (ii) to make such representations, warranties and covenants and enter into such agreements as are customary for transactions of the nature of the Tag-Along Offer, in each case under the terms of any definitive agreement(s) relating to such Tag-Along Offer and (b) benefit from all of the same provisions of the definitive agreements as the Tag-Along Seller, it being understood that any liability of any Tagging Person for indemnification or similar post-closing obligations shall not exceed the consideration such Tagging Person receives in the Tag-Along Sale and shall not exceed a proportional share of any such liability based on such Tagging Person's share of the aggregate consideration in the Tag-Along Sale.

         If, at the end of a 90-day period after such delivery (which 90-day period shall be extended if any of the transactions contemplated by the Tag-Along Offer are subject to regulatory approval until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following receipt of the Tag-Along Response Notice by the Tag-Along Seller), the Tag-Along Seller has not completed the Transfer of all such Company Securities on substantially the same terms and conditions set forth in the Tag-Along Notice, the Tag-Along Seller shall (i) return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Company Securities that such Tagging Person delivered for Transfer pursuant to this Section 4.01(a) and (ii) not conduct any Transfer of Company Securities without again complying with this Section.

         (b) Concurrently with the consummation of the Tag-Along Sale, the Tag-Along Seller shall notify the Tagging Persons thereof, shall remit to the Tagging Persons the total consideration (by bank or certified check) for the Company Securities of the Tagging Persons transferred pursuant thereto, and shall, promptly after the consummation of such Tag-Along Sale, furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

         (c) If at the termination of the Tag-Along Notice Period any Eligible Shareholder shall not have elected to participate in the Tag-Along Sale, such Eligible Shareholder will be deemed to have waived its rights under
Section 4.01(a) with respect to the Transfer of its securities pursuant to such Tag-Along Sale.

         (d) If (i) any Eligible Shareholder declines to exercise its Tag-Along Rights or (ii) any Tagging Person elects to exercise its Tag-Along Rights with respect to less than such Tagging Person's Tag-Along Portion, the Tag-Along Seller shall be entitled to Transfer, pursuant to the Tag-Along Offer, a number of Company Securities held by it equal to the number of Company Securities constituting, as the case may be, the Tag-Along Portion of such Eligible Shareholder or the portion of such Tagging Person's Tag-Along Portion with respect to which Tag-Along Rights were not exercised.

         (e) The Tag-Along Seller may Transfer, on behalf of itself and any Tagging Person who exercises the Tag-Along Rights pursuant to this Section 4.01(a), the Company Securities subject to the Tag-Along Offer and elected to be Transferred on the terms and conditions set forth in the Tag-Along Notice within 90 days (or such longer period as extended under Section 4.01(a)) of the date on which all Tag-Along Rights shall have been waived, exercised or expire provided that, if such Tag-Along Sale is subject to regulatory approval, such 90 day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the effective date of the Tag-Along Sale Notice.

         (f) Notwithstanding the requirements of this Section 4.01, a Tag-Along Seller may Transfer Company Securities at any time without complying with the requirements of paragraphs (a) and (b) of Section 4.01 so long as such Transfer is solely for cash and the Tag-Along Seller deposits into escrow with an independent third party at the time of Transfer that amount of the consideration received in the sale equal to the "Escrow Amount." The "ESCROW AMOUNT" shall equal that amount of consideration that all the Eligible Shareholders would have been entitled to receive if each of the Eligible Shareholders had the opportunity to participate in the Transfer as a Tagging Person to the extent of its Tag-Along Portion, determined as if each such Eligible Shareholder (i) delivered a Tag-Along Response Notice to the Tag-Along Seller in the time period set forth in Section 4.01(a) and (ii) proposed to include all of its Company Securities which it would have been entitled to include in the Transfer.

         No later than the date of the Transfer, the Tag-Along Seller shall notify the Company in writing of the proposed Transfer. Such notice (the "ESCROW NOTICE") shall set forth the information required in the Tag-Along Notice, and in addition, such notice shall state the name of the escrow agent and the account number of the escrow account. The Company shall promptly, and in any event within 10 days, deliver or cause to be delivered the Escrow Notice to each Eligible Shareholder.

         An Eligible Shareholder may exercise the tag-along right described in this clause (e) by delivery to the Tag-Along Seller, within 15 days of the date the Company delivered or caused to be delivered the Escrow Notice, of (i) a written notice specifying the number of Company Securities it proposes to sell (which such number shall not exceed such Eligible Shareholder's Tag-Along Portion), and (ii) the certificates representing such securities, with transfer powers duly endorsed in blank.

         Promptly after the expiration of the 15th day after the Company has delivered or caused to be delivered the Escrow Notice, (i) the Tag-Along Seller shall purchase that number of Company Securities as Tag-Along Seller would have been required to include in the sale had Tag-Along Seller complied with the provisions of Section 4.01(a), (ii) the Company shall cause to be released from the escrow to the Eligible Shareholder from whom the Tag-Along Seller purchases Company Securities pursuant to clause (i) of this paragraph the applicable amount of consideration due to such Eligible Shareholder together with any interest thereon, and (iii) all remaining funds and other consideration held in escrow shall be released to the Tag-Along Seller.

         (g) Notwithstanding anything contained in this Section 4.01, there shall be no liability on the part of the Tag-Along Seller to the Tagging Persons (other than the obligation to return any certificates evidencing Company Securities received by the Tag-Along Seller) if the Transfer of Company Securities pursuant to Section 4.01 is not consummated for whatever reason. Whether to effect a Transfer of Company Securities pursuant to this Section 4.01 by the Tag-Along Seller is in the sole and absolute discretion of the Tag-Along Seller.

         (h) The provisions of this Section 4.01 shall not apply to any proposed Transfer of any class of Company Securities by the Tag-Along Seller (A) in a Public Offering or pursuant to Rule 144 or (B) pursuant to Section 4.02 or
Section 4.03.

         (i) This Section 4.01 shall terminate upon the date on which the Aggregate Ownership of the Institutional Shareholders together falls below 35% of the aggregate Initial Ownership of such Institutional Shareholders.

         SECTION 4.02. Right to Compel Participation in Certain Transfers. (a) If the Institutional Shareholders together propose (i) to Transfer not less than 50% of their Initial Ownership of any class of Company Securities to a Third Party in a bona fide sale or (ii) a Transfer in which the Company Securities to be Transferred by the Institutional Shareholders together, plus the Company Securities to be Transferred by the Other Shareholders pursuant to this Section 4.02(a), constitute more than 50% of the outstanding Company Securities in a particular class (a "COMPELLED SALE"), the Institutional Shareholders together may at their option require all Other Shareholders to Transfer the Drag-Along Portion of such class of Company Securities ("DRAG-ALONG RIGHTS") then held by every Other Shareholder, and in the case of a Compelled Sale involving Common Shares (but subject to and at the closing of the Compelled Sale) to exercise such number of options or Warrants for Common Shares held by every Other Shareholder as is required in order that a sufficient number of Common Shares are available to Transfer the relevant Drag-Along Portion of each such Other Shareholder, for the same consideration per unit of the relevant class of Company Security and otherwise on the same terms and conditions as the Institutional Shareholders, provided that any Other Shareholder who holds options or Warrants the exercise price per share of which is greater than the per share price at which the Common Shares are to be Transferred to the Third Party may, if required by the Institutional Shareholders to exercise such options, in place of such exercise, submit to irrevocable cancellation thereof without any liability for payment of any exercise price with respect thereto. If the Compelled Sale is not consummated with respect to any Common Shares acquired upon exercise of such options or Warrants, or the Compelled Sale is not consummated, such options or Warrants shall be deemed not to have been exercised or canceled, as applicable. The Institutional Shareholders shall provide written notice of such Compelled Sale to the Other Shareholders (a "COMPELLED SALE NOTICE") not later than the 15th day prior to the proposed Compelled Sale. The Compelled Sale Notice shall identify the transferee, the number of Company Securities subject to the Compelled Sale, the consideration for which a Transfer is proposed to be made (the "COMPELLED SALE PRICE") and all other material terms and conditions of the Compelled Sale. The number of Company Securities to be sold by each Other Shareholder will be the Drag-Along Portion of the class of Company Securities that such Other Shareholder owns. Each Other Shareholder shall be required to participate in the Compelled Sale on the terms and conditions set forth in the Compelled Sale Notice and to tender all its Company Securities as set forth below. The price payable in such Transfer shall be the Compelled Sale Price. Not later than the 10th day following the date of the Compelled Sale Notice (the "COMPELLED SALE NOTICE PERIOD"), each of the Other Shareholders shall deliver to a representative of the Institutional Shareholders designated in the Compelled Sale Notice certificates, and in the case of Warrants, the applicable instrument, representing all Company Securities comprising the Drag-Along Portion held by such Other Shareholder, duly endorsed, together with all other documents required to be executed in connection with such Compelled Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Company Securities pursuant to this Section 4.02(a) at the closing for such Compelled Sale against delivery to such Other Shareholder of the consideration therefor. If an Other Shareholder should fail to deliver such certificates to the Institutional Shareholders, the Company (subject to reversal under Section 4.02(b)) shall cause the books and records of the Company to show that such Company Securities are bound by the provisions of this Section 4.02(a) and that such Company Securities shall be Transferred to the Third Party immediately upon surrender for Transfer by the holder thereof. The Other Shareholders shall (a) be required (i) to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses and (ii) to make such representations, warranties and covenants and enter into such agreements as are customary for transactions of the nature of the Compelled Sale, in each case under the terms of any definitive agreements relating to such Compelled Sale and (b) benefit from all of the same provisions of the definitive agreements as the Institutional Shareholders, it being understood that any liability of any Other Shareholder for indemnification or similar post-closing obligations shall not exceed the consideration such Other Shareholder receives in the Compelled Sale and shall be a proportional share of any such liability based on such Other Shareholder's share of the aggregate consideration in the Compelled Sale.

         (b) The Institutional Shareholders shall have a period of 90 days from the date of receipt of the Compelled Sale Notice to consummate the Compelled Sale on the terms and conditions set forth in such Compelled Sale Notice, provided that, if such Compelled Sale is subject to regulatory approval, such 90-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the effective date of the Compelled Sale Notice. If the Compelled Sale shall not have been consummated during such period, the Institutional Shareholders shall return to each of the Other Shareholders all certificates or other applicable instruments representing Company Securities that such Other Shareholders delivered for Transfer pursuant hereto, together with any documents in the possession of the Institutional Shareholders executed by the Other Shareholders in connection with such proposed Transfer, and all the restrictions on Transfer contained in this Agreement or otherwise applicable at such time with respect to such Company Securities owned by the Other Shareholders shall again be in effect.

         (c) Concurrently with the consummation of the Transfer of Company Securities pursuant to this Section 4.02, the Institutional Shareholders shall give notice thereof to the Other Shareholders, shall remit to each of the Other Shareholders who have surrendered their certificates or other applicable instruments the total consideration (the cash portion of which is to be paid by bank or certified check) for the Company Securities Transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Other Shareholders.

         (d) Notwithstanding anything contained in this Section 4.02, there shall be no liability on the part of the Institutional Shareholders to the Other Shareholders (other than the obligation to return any certificates or other applicable instruments representing Company Securities received by any Institutional Shareholders) if the Transfer of Company Securities pursuant to this Section 4.02 is not consummated for whatever reason, regardless of whether the Institutional Shareholders have delivered a Compelled Sale Notice. Whether to effect a Transfer of Company Securities pursuant to this Section 4.02 by the Institutional Shareholders is in the sole and absolute discretion of the Institutional Shareholders.

         (e)      This Section 4.02 shall terminate upon the earlier to occur of
(i) the third anniversary of the First Public Offering and (ii) the date on which the Aggregate Ownership of the Institutional Shareholders together falls below 35% of the aggregate Initial Ownership of such Institutional Shareholders.

         (f) The Institutional Shareholders together shall be permitted, instead of effecting a Compelled Sale pursuant to this Section 4.02, instead to elect to effect a Compelled Sale pursuant to Section 4.06 of the Charter, in which case the provisions in Section 4.06 of the Charter shall govern for purposes of such Compelled Sale in lieu of Section 4.02.

         SECTION 4.03. Right of First Refusal. (a) Subject to Sections 3.04,
3.05 and 3.06, if any of the Shareholders receives from or otherwise negotiates with a Third Party in a private transaction an offer to purchase for cash any or all of the Company Securities owned or held by such Shareholder (an "OFFER ") and such Shareholder (a "SELLER") intends to pursue such Transfer of such Company Securities to such Third Party, such Seller shall provide the Institutional Shareholders (the "NON-SELLING SHAREHOLDERS"), and the Company written notice of such Offer (an "OFFER NOTICE "). The Offer Notice shall identify the number and class of Company Securities subject to the Offer (the "OFFERED SECURITIES"), the cash price per share at which a sale is proposed to be made (the "OFFER PRICE") and all other material terms and conditions of the Offer.

         (b) The receipt of an Offer Notice by the Company and the Non-Selling Shareholders from any Seller shall constitute an offer by such Seller to Transfer, to the Company and such Non-Selling Shareholders, for cash in whole and not in part, with the Company having priority with respect to the acceptance of the Offer, the Offered Securities at the Offer Price. If the Company does not accept the offer, in whole and not in part, in accordance herewith, then such offer may be accepted at the Offer Price by each of the Non-Selling Shareholders on a pro rata basis based on each such Non-Selling Shareholder's Offer Pro Rata Portion unless the Non-Selling Shareholders shall agree to another allocation resulting in acceptance of the Offer with respect to all Offered Securities. Such offer shall be irrevocable for 15 days after receipt of such Offer Notice by the Company and each Non-Selling Shareholder. During such 15-day period, subject to the Company's priority right of exercise as set forth above, each Non-Selling Shareholder shall have the right to accept such offer (as provided above) within such period. The offer may be accepted by giving a written irrevocable notice of acceptance to such Seller prior to the expiration of such 15-day period.

         If every Non-Selling Shareholder receiving the Offer Notice does not elect to purchase Offered Securities, the Seller shall not be required to sell any Offered Securities accepted pursuant to the offer, but shall, within five days of the expiration of the initial 15-day period, provide written notice to all Non-Selling Shareholders that did accept the initial offer, informing them that they have the right to increase the number of Offered Securities that they accepted pursuant to the initial offer. Each such Non-Selling Shareholder will then have a five-day period in which to accept such second offer, by giving written notice of acceptance to the Seller prior to the expiration of such five-day period, as to all of such Shareholder's portion of the Offered Securities not accepted pursuant to the initial offer (on the basis of such Shareholder's Offer Pro Rata Portion compared to the Offer Pro Rata Portion of all other Non-Selling Shareholders receiving the second offer) plus any additional portion not accepted by any other Non-Selling Shareholder during such five-day period.

         If any Non-Selling Shareholder fails to notify the Seller prior to the expiration of the initial 15-day period or the second five-day period, as applicable, referred to above, it will be deemed to have declined the initial offer or second offer, as applicable.

         For purposes of this Section 4.03 only, "OFFER PRO RATA PORTION" means the fraction that results from dividing (i) the Aggregate Ownership of the same class of Company Securities as the Offered Securities by such Non-Selling Shareholder by (ii) the Aggregate Ownership of such class of all Non-Selling Shareholders.

         (c) If the Company and/or the Non-Selling Shareholders elect to purchase all the Offered Securities, the Company and/or the Non-Selling Shareholders, as the case may be, exercising their rights of first refusal as to the Offered Securities shall purchase and pay, by bank or certified check (in immediately available funds), at the Offer Price for all Offered Securities within a 30-day period of the date on which all Offered Securities have been accepted, provided that, if the purchase and sale of such Offered Securities is subject to any prior regulatory approval, subject to Section 4.03(d)(iii), the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 90 days without the consent of the Company.

         (d) Upon the earlier to occur of (i) full rejection of the offer by the Company and the Non-Selling Shareholders, (ii) the expiration of the initial 15-day period and the second five-day period without Non-Selling Shareholders electing to purchase all of the Offered Securities or (iii) the failure to obtain any required consent or regulatory approval for the purchase of all of the Offered Securities by the Company or the Non-Selling Shareholders within 90 days of full acceptance of the offer, Seller shall have a 90-day period during which to effect a

Transfer to the Third Party making the Offer of any or all of the Offered Securities on substantially the same or more favorable (as to the Seller) terms and conditions as were set forth in the Offer Notice at a price in cash not less than the Offer Price, provided that (i) such Third Party shall have agreed in writing to be bound by the terms of this Agreement and (ii) the Transfer to such Third Party is not in violation of applicable federal or state or foreign securities laws, and provided, further, that, if the Transfer is subject to regulatory approval, such 90-day period shall be extended until the expiration of five Business Days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 90 days without the consent of the Company. If the Seller does not consummate the Transfer of the Offered Securities in accordance with the foregoing time limitations, then the right of the Seller to Transfer such Offered Securities, and the rights of the Company and the Non-Selling Shareholders to purchase them pursuant to this Section 4.03, shall terminate and the Seller shall again comply with the procedures set forth in this Section 4.03 with respect to any proposed Transfer in accordance with Section 3.04 and 3.05.

         (e) The provisions of this Section 4.03 shall not apply to any Transfer (i) pursuant to a Public Offering or (ii) to the Company.

         (f)      This Section 4.03 shall terminate upon the earlier to occur of
(i) the First Public Offering and (ii) a Change of Control.

         SECTION 4.04. Preemptive Rights. (a) The Company shall provide each Shareholder with a written notice (an "ISSUANCE NOTICE") of any proposed issuance by the Company of any class of Company Securities or any new class of Company Securities ("NEW SECURITIES") to any Shareholder or its Affiliates (the "PURCHASING SHAREHOLDER") at least 20 days prior to the proposed issuance date. Such notice shall specify the price at which such Company Securities or New Securities are to be issued, the class of such securities and the other material terms of the issuance. Subject to Section 4.04(e) below, if the Purchasing Shareholder proposes to purchase any such Company Securities or New Securities from the Company, each Shareholder (other than the Purchasing Shareholder, the "PREEMPTIVE SHAREHOLDERS") shall be entitled to purchase, at the price and on the terms at which the Purchasing Shareholder proposes to purchase such Company Securities or New Securities and specified in such Issuance Notice, such Preemptive Shareholder's Issuance Pro Rata Portion (as hereinafter defined) of the Company Securities or New Securities proposed to be issued.

         "ISSUANCE PRO RATA PORTION" means, with respect to any Preemptive Shareholder and any class of Company Securities proposed to be issued by the Company with respect to which Preemptive Shareholders shall be entitled to exercise their rights under this Section 4.04, the fraction that results from dividing

(x) such Preemptive Shareholder's Aggregate Ownership of such class by (y) the Aggregate Ownership of such class of all Shareholders. To the extent that the class of Securities proposed to be issued are New Securities, "Issuance Pro Rata Portion" shall mean, (i) if such New Securities are Common Shares or are convertible into Common Shares, the fraction that results from dividing (x) such Preemptive Shareholder's Aggregate Ownership of Common Stock by (y) the Aggregate Ownership of Common Stock of all Shareholders, or (ii) if such New Securities are shares of preferred stock or are convertible into shares of preferred stock, the fraction that results from dividing (x) such Preemptive Shareholder's Aggregate Ownership of Senior Preferred Stock by (y) the Aggregate Ownership of Senior Preferred Stock of all Shareholders.

         (b)      A Preemptive Shareholder may exercise its rights under this
Section 4.04 by delivering written notice of its election to purchase such Company Securities to the Company and the Purchasing Shareholder and to each Preemptive Shareholder within five days of receipt of the Issuance Notice. A delivery of such a written notice (which notice shall specify the number (or amount) of Company Securities to be purchased by the Preemptive Shareholder submitting such notice) by such Preemptive Shareholder shall constitute a binding agreement of such Preemptive Shareholder to purchase, at the price and on the terms specified in the Issuance Notice, the number of shares (or amount) of Company Securities specified in such Preemptive Shareholder's written notice. If, at the termination of such five-day period, any Preemptive Shareholder shall not have exercised its rights to purchase any of such Preemptive Shareholder's Issuance Pro Rata Portion of such Company Securities or New Securities, such Preemptive Shareholder will be deemed to have waived any and all of its rights under this Section 4.04 with respect to the purchase of such Company Securities or New Securities.

         (c) If every Preemptive Shareholder receiving an Issuance Notice does not elect to purchase the securities offered thereunder, the Company shall, within five days prior to the proposed issuance, provide written notice to all participating Preemptive Shareholders that did elect to participate in such Issuance, informing them that they have the right to increase the number of securities that they elected to purchase pursuant to the Issuance Notice. Each such participating Preemptive Shareholder will then have a five-day period in which to elect to participate in such second offer, by giving written notice of acceptance to the Company prior to the expiration of such five-day period, as to all of such Preemptive Shareholder's portion of securities not accepted pursuant to the initial offer (on the basis of such Preemptive Shareholder's Issuance Pro Rata Portion compared to the Issuance Pro Rata Portion of all other Preemptive Shareholders receiving the second offer) plus any additional portion not accepted by any other Preemptive Shareholder during such five-day period.

         If any Preemptive Shareholder fails to notify the Company prior to the expiration of the initial five-day period or the second five-day period, as applicable, referred to above, it will be deemed to have declined the initial offer or second offer, as applicable.

         (d) The Company shall have 90 days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Company Securities or New Securities that the Purchasing Shareholder and the Preemptive Shareholders have elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice, provided that, if such issuance is subject to regulatory approval, such 90-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days from the date of the Issuance Notice. At the consummation of such issuance, the Company shall issue certificates representing the Company Securities or New Securities to be purchased by each Purchasing Shareholder and each Preemptive Shareholder registered in the name of such Shareholder, against payment by such Shareholder of the purchase price for such Company Securities or New Securities. If the Company proposes to issue any class of Company Securities or New Securities to any Shareholder after such 90-day period, it shall again comply with the procedures set forth in this Section.

         (e) Notwithstanding the foregoing, no Shareholder shall be entitled to purchase Company Securities or New Securities as contemplated by this Section 4.04 in connection with issuances of Company Securities or New Securities (i) to employees of the Company or any Subsidiary pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), (ii) pursuant to any bona fide, arm's-length restructuring of outstanding debt of the Company or any Subsidiary,
(iii) pursuant to any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction, (iv) pursuant to the First Public Offering or (v) for consideration other than cash. The Company shall not be under any obligation to consummate any proposed issuance of Company Securities or New Securities, nor shall there be any liability on the part of the Company to any Shareholder if the Company has not consummated any proposed issuance of Company Securities or New Securities pursuant to this Section 4.04 for whatever reason, regardless of whether it shall have delivered a Issuance Notice in respect of such proposed issuance.

         (f) The provisions of this Section 4.04 shall terminate upon the consummation of the First Public Offering. The rights of any Preemptive Shareholder with respect to any class of Company Securities or New Securities under this Section 4.04 shall terminate at such time as such Preemptive

Shareholder's Aggregate Ownership of such class (determined as to New Securities in the manner described in the second sentence of the definition of Issuance Pro Rata Portion) divided by its Initial Ownership of such class is less than 10%.

         SECTION 4.05.  Right to Compel the First Public Offering.

         (a) Notwithstanding anything to the contrary contained in this Agreement or otherwise, the stockholders of the Company can compel the Company to commence a First Public Offering by the affirmative vote of the Institutional Shareholders.

         (b) The Institutional Shareholders agree, at the request of one of the Institutional Shareholders, to vote in favor of a First Public Offering if such offering can be completed on a basis such that the Total Equity Value (calculated as provided below based upon the IPO Valuation) is greater than or equal to the Threshold Price. The "IPO VALUATION" means a valuation prepared in good faith by a nationally recognized independent investment banking firm (which may be a proposed underwriter for such offering) reasonably acceptable to both Institutional Shareholders, and establishing to the reasonable satisfaction of both Institutional Shareholders that there is a reasonable certainty that the Company's First Public Offering would be completed at or above the Threshold Price. "THRESHOLD PRICE" means $840,000,000 reduced by (i) any cash actually received by the Institutional Shareholders with respect to their Initial Ownership of Company Securities during the period from the Closing Date through the date of such IPO Valuation, (ii) any cash that the investment banking firm shows in its IPO Valuation is to be actually received by the Institutional Shareholders with respect to their Initial Ownership of Company Securities in connection with the First Public Offering and (iii) the liquidation preference of any Preferred Stock that is part of the Institutional Shareholders' Initial Ownership and that the investment banking firm shows in its IPO Valuation will remain outstanding after the First Public Offering. "TOTAL EQUITY VALUE" means the value (based upon the IPO Valuation) of the Initial Ownership of Common Shares of all Institutional Shareholders (excluding unexercised options and warrants, but including all Common Shares that are to be acquired by the Institutional Shareholders upon the conversion of any of their Initial Ownership of Company Securities in connection with the First Public Offering).

                                    ARTICLE 5
                               REGISTRATION RIGHTS

         SECTION 5.01. Demand Registration. (a) If, at any time after the earlier of 180 days after the consummation of the Company's First Public Offering and the Applicable Holdback Period, the Company shall receive a written request from either (x) both Institutional Shareholders or after the first anniversary of the First Public Offering, either Institutional Shareholder (an "INSTITUTIONAL DEMAND") or (y) either of the Institutional Shareholders and GA-TEK (a "JOINT DEMAND") that the Company effect the registration under the Securities Act of all or a portion of such Requesting Shareholder's Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give written notice of such requested registration at least 15 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to each Non-Requesting Shareholder. In addition, if at any one time after the first anniversary of the Company's First Public Offering, the Company shall receive a written request from GA-TEK (a "GA-TEK DEMAND") that the Company effect the registration under the Securities Act of all or a portion of GA-TEK's Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give written notice of such requested registration at least 15 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to each Non-Requesting Shareholder. Upon the Company's giving notice of a requested registration, the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                  (i) the Registrable Securities that the Company has been so requested to register by the Requesting Shareholders, then held by the Requesting Shareholders, and

                  (ii) subject to the restrictions set forth in Section 5.02, all other Registrable Securities of the same class as that requested to be registered by the Requesting Shareholders which any Non-Requesting Shareholder entitled to request the Company to effect an Incidental Registration pursuant to Section 5.02 (all such Shareholders, together with the Requesting Shareholders, the "HOLDERS") have requested the Company to register by written request received by the Company within 15 days after the receipt by such Holders of such written notice given by the Company, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that any such Joint Demand occurring during the period between the First Public Offering and the first anniversary of the First Public

Offering can occur only following the first Institutional Demand, and provided further that the Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Common Shares requested to be included in such Demand Registration equal or exceed $25,000,000 or, in the case of a Shortform Registration, $5,000,000. In no event will the Company be required to effect more than one Demand Registration hereunder within any six-month period.

         "REQUESTING SHAREHOLDER" means (i) with respect to an Institutional Demand, the Institutional Shareholder or Shareholders exercising such Institutional Demand, or, (ii) in respect of a Joint Demand, an Institutional Shareholder together with JEC, and (iii) in respect of a GA-TEK Demand, GA- TEK. "NON-REQUESTING SHAREHOLDER" means each Shareholder with respect to a Demand Registration that is not a Requesting Shareholder. Each of the Institutional Demand, the Joint Demand and the GA-TEK Demand is referred to herein as a "DEMAND REGISTRATION".

         (b) Promptly after the expiration of the 15-day period referred to in Section 5.01(a)(ii) hereof, the Company will notify all the Holders to be included in the Demand Registration of the other Holders and the number of shares of Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, the Requesting Shareholders may revoke such request, without liability to any of the other Holders, by providing a written notice to the Company revoking such request. A request, so revoked, shall be considered to be a Demand Registration unless (i) such revocation arose out of the fault of the Company (in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Shareholders reimburse the Company for all Registration Expenses of such revoked request.

         (c) The Company will be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether it is effected, except as provided in (b)(ii) above.

         (d)      A Demand Registration shall not be deemed to have occurred

                  (i)      unless the registration statement relating thereto
(A) has become effective under the Securities Act and (B) has remained effective for a period of at least 120 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder), provided that such registration statement shall not be considered a Demand Registration if, after any registration statement requested pursuant to this Section 5.01 becomes effective,

         (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (y) less than 75% of the Registrable Securities included in such registration statement has been sold thereunder, or

                  (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 5.01(e) such that less than 75% of the Registrable Securities of the Requesting Shareholders sought to be included in such registration are included.

         (e) If a Demand Registration involves an underwritten Public Offering and the managing underwriter shall advise the Company and the Requesting Shareholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "MAXIMUM OFFERING SIZE"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                  (A) first, all Registrable Securities requested to be registered by the Requesting Shareholders and their Permitted Transferees and, in the case of a Joint Demand or an Institutional Demand exercised by a single Institutional Shareholder, all Registrable Securities requested to be registered by both Institutional Shareholders and their Permitted Transferees (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities on the basis of the relative number of shares of Registrable Securities so requested to be registered),

                  (B) second, all Registrable Securities requested to be included in such registration by any Non-Requesting Shareholder and its Permitted Transferees (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Non-Requesting Shareholders and their Permitted Transferees on the basis of the relative number of Registrable Securities so requested to be included in such registration) excluding, for purposes of this paragraph (B), the Registrable Securities of a Non-Requesting Institutional Shareholder in the case of a Joint Demand or an Institutional Demand in which such Non-Requesting Institutional Shareholder is included in paragraph (A) above, and

                  (C) third, any securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as the Company shall determine.

         (f) Upon written notice to each Requesting Shareholder, the Company may postpone effecting a registration pursuant to this Section 5.01 on one occasion during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise the Company and the Requesting Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced or (2) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes would not be in the best interests of the Company.

         SECTION 5.02. Incidental Registration. (a) If, at any time after the First Public Offering, the Company proposes to register any Company Securities under the Securities Act (other than a registration on Form S-8 or S-4, or any successor or similar forms, relating to Common Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), whether or not for sale for its own account, it will each such time, subject to the provisions of Section 5.02(b), give prompt written notice at least 30 Business Days prior to the anticipated filing date of the registration statement relating to such registration to each Shareholder, which notice shall set forth such Shareholder's rights under this Section 5.02 and shall offer such Shareholder the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as each such Shareholder may request (an "INCIDENTAL REGISTRATION"), subject to the provisions of 5.02(b). Upon the written request of any such Shareholder made within 15 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves an underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected as provided in Section 5.04(f) on the same terms and conditions as apply to the Company or the Requesting Shareholder, as applicable, and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this
Section 5.02(a) and
prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 5.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 5.01. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.02.

         (b) If a registration pursuant to this Section 5.02 involves an underwritten Public Offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Shares that the Company and such Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

                  (i) first, so much of the securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size,

                  (ii) second, all Registrable Securities requested to be included in such registration by the Institutional Shareholders and GA-TEK and each of their Permitted Transferees, (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities or persons on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration),

                  (iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

         SECTION 5.03. Holdback Agreements. If any registration of Registrable Securities shall be in connection with a Public Offering, each Institutional Shareholder and each Other Shareholder and the Company agree not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other security of the Company or of any stock convertible into or exchangeable or exercisable for any Common Stock (in each case, other than as part of such Public Offering) during the 14 days prior to the effective date of the applicable registration statement

(except as part of such registration) or during the period after such effective date equal to the lesser of (i) such period of time as the Company and the lead managing underwriter shall agree and (ii) 180 days (such lesser period, the "APPLICABLE HOLDBACK PERIOD").

         SECTION 5.04. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 5.01 or 5.02 hereof, subject to the provisions of such Sections, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

         (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form reasonably acceptable to the Requesting Shareholders for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days, or in the case of a shelf registration statement, one year (or such shorter period in which all of the Registrable Securities of the Holders included in such registration statement shall have actually been sold thereunder).

         (b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company will, if requested, furnish to each participating Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Institutional Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Institutional Shareholder and the Company shall use all reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) After the filing of the registration statement, the Company will (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will use all reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Shareholder holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder, provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Company will immediately notify each Shareholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

         (f) (i) The Institutional Shareholders will have the right, in their sole discretion, to select an underwriter or underwriters in connection with any Public Offering resulting from the exercise of a Demand Registration, which underwriter or underwriters may include any Affiliate of any Institutional Shareholder, and (ii) the Company will select an underwriter or underwriters in connection with any other Public Offering. In connection with any Public Offering, the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

         (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 5.04 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Company Securities unless and until such is made generally available to the public. Each Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it will give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

         (h) The Company will furnish to each such Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor reasonably requests.

         (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         (j) The Company may require each such Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         (k) Each such Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.04(e) hereof, such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(e) hereof, and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) hereof to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 5.04(e) hereof.

         (l) The Company will use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

         (m) The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

         SECTION 5.05. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein, provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder and it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 5.05.

         SECTION 5.06. Indemnification by Participating Shareholders. Each Shareholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in
Section 5.05 results from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Shareholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 5.06. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Shareholder shall be liable under this Section 5.06 for any loss, claim, damage, liability or expense in excess of the net proceeds realized by such Shareholder in the sale of Registrable Securities of such Shareholder to which such loss, claim, damage, liability or expense relates.

         SECTION 5.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         SECTION 5.08. Contribution. If the indemnification provided for in this
Article 5 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Shareholders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.08 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.08, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Shareholder were offered to the public exceeds the amount of any damages that such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this Section 5.08 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

         SECTION 5.09. Participation in Public Offering. No Person may participate in any Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

         SECTION 5.10. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Shareholder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         SECTION 5.11. Cooperation by the Company. If any Shareholder shall transfer any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate, to the extent commercially reasonable, with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request.

         SECTION 5.12. No Transfer of Registration Rights. None of the rights of Shareholders under this Article 5 shall be assignable by any Shareholder to any Person acquiring Securities in any Public Offering or pursuant to Rule 144 of the Securities Act.

                                    ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

         SECTION 6.01. Confidentiality. (a) Each Shareholder agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Shareholder's investment in the Company. Each Shareholder agrees that it will use, and that it will cause any Person to whom Confidential Information is disclosed pursuant to clause (i) below to use, the Confidential Information only in connection with its investment in the Company and not for any other purpose (including, without limitation, to disadvantage competitively the Company or any other Shareholder). Each Shareholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person, provided that Confidential Information may be disclosed (i) to such Shareholder's Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Shareholder, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject, provided that such Shareholder give the Company prompt notice of such request(s), to the extent practicable, so that the Company may seek an appropriate protective order or similar relief (and the Shareholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation)), (iii) to any Person to whom such Shareholder is contemplating a Transfer of its Company Securities (provided that such Transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Company and consistent with the provisions hereof), (iv) to any regulatory authority or rating agency to which the Shareholder or any of its affiliates is subject or with which it has regular dealings, as long as such authority or agency is advised of the confidential nature of such information or (v) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Company or any Shareholder.

         (b) "CONFIDENTIAL INFORMATION" means any information concerning the Company and Persons that are or become its Subsidiaries or the financial condition, business, operations or prospects of the Company and Persons that are or become its Subsidiaries in the possession of or furnished to any Shareholder (including, without limitation by virtue of its present or former right to designate a director of the Company), provided that the term "Confidential Information" does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "REPRESENTATIVES") in violation of this Agreement, (ii) is or was available to such Shareholder on a non-confidential basis prior to its disclosure to such Shareholder or its Representatives by the Company or (iii) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person.

         SECTION 6.02. Information. So long as any Company Securities remain outstanding, the Company shall deliver to each Five Percent Shareholder:

         (a) As soon as practicable and in any event within 30 days after the end of the first three fiscal quarters, consolidated balance sheets of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the Company's Chief Financial Officer that they fairly present the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated, subject to normal year-end adjustments;

         (b) As soon as practicable and in any event within 90 days after the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 2000, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case, in comparative form, the consolidated figures for the previous year, all in reasonable detail and accompanied by a report thereon of independent certified public accountants of recognized national standing selected by the Company, which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

         (c) As soon as practicable and in any event no later than 20 days after the end of each fiscal month of the Company, the Company monthly management report for such month, substantially in the form of and covering the items set forth in Exhibit B hereto;

         (d) Promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the Company's financial statements made by such accountant, including, without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

         (e) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its securityholders or by any Subsidiary of the Company to its securityholders other than the Company or another Subsidiary, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the SEC or any governmental authority succeeding to any of its functions, and of all press releases and other written statements made available generally by the Company or any Subsidiary to the public concerning material developments in the business of the Company and its Subsidiaries;

         (f) All information provided in writing to the banks pursuant to the Company's principal credit facility; and

         (g) From time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Shareholders may reasonably request.

         SECTION 6.03. Reports. The Company will furnish the Shareholders with the quarterly and annual financial reports that the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act or, in the event the Company is not required to file such reports, quarterly and annual reports containing the same information as would be required in such reports.

         SECTION 6.04. Cooperation in Refinancing. Each Shareholder agrees to cooperate to the extent commercially reasonable with the Company and take such steps as the Board reasonably deems appropriate in any refinancing of debt of the Company and any of its Subsidiaries in connection with the financing of transactions contemplated in the Merger and Recapitalization Agreement, including executing such documents as the Board reasonably determines should be filed with any governmental agency and conducting presentations to potential investors and rating agencies. This Section 6.04 shall not be construed to require any Shareholder to contribute any additional capital to the Company.

         SECTION 6.05. Appointment of Shareholder Representative. (a) Each of FP and, to the extent that any Permitted Transferee of FP shall have become a Shareholder, such Shareholder irrevocably appoint the FP Shareholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the FP Shareholder Representative under this Agreement in the name of each such Shareholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the FP Shareholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by FP and its Permitted Transferees shall have voted to prevent the Shareholder Representative from taking such action or exercising such power. "FP SHAREHOLDER REPRESENTATIVE" means FP, as agent for the FP and its Permitted Transferees that are Shareholders. The entity appointed as the FP Shareholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by FP and its Permitted Transferees. Either of FP or the new FP Shareholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

         (b) Each of TBW and, to the extent that any Permitted Transferee of TBW shall have become a Shareholder, such Shareholder irrevocably appoint the TBW Shareholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the TBW Shareholder Representative under this Agreement in the name of each such Shareholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the TBW Shareholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by TBW and its Permitted Transferees shall have voted to prevent the Shareholder Representative from taking such action or exercising such power. "TBW SHAREHOLDER REPRESENTATIVE" means TWB as agent for TBW and its Permitted Transferees that are Shareholders. The entity appointed as the TBW Shareholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by TBW and its Permitted Transferees. Either of TBW or the new TBW Shareholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.01. Entire Agreement. This Agreement, the Merger and Recapitalization Agreement the Warrant and the Charter constitute the entire agreement among the parties hereto and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

         SECTION 7.02. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 7.03. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any Permitted Transferee acquiring Company Securities and any Person acquiring Company Securities who is required by the terms of this Agreement or any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and shall thenceforth be a "SHAREHOLDER". Any Shareholder who ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Sections 5.05, 5.06, 5.07, 5.08 and 5.10 applicable to such Shareholder with respect to any offering of Registrable Securities completed before the date such Shareholder ceased to own any Company Securities and (ii) Sections 6.01, 7.10 and 7.11).

         SECTION 7.04. Waiver; Amendment; Termination. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board and Shareholders (including both Institutional Shareholders) holding at least 50% of the outstanding Common Shares held by the parties hereto at the time of such proposed amendment or modification.

         (b) Any amendment or modification of any provision of this Agreement that would adversely affect the Institutional Shareholders may be effected only with the consent of such Institutional Shareholders.

         (c) Any amendment or modification of any provision of this Agreement that would adversely affect GA-TEK may be effected only with the consent of GA-TEK.

         SECTION 7.05. Notices. All notices, requests and other communications to any party shall be in writing (including facsimile transmissions) and shall be given,

         if to the Company to:

                  AMI Holdings, Inc.
                  16644 West Bernardo Drive, Suite 301
                  San Diego, CA 92127
                  Attention: Chief Financial Officer

                  Fax: (858) 521-3777

         with a copy to FP and TBW at the addresses listed below.
         if to FP, to:

                  FP-McCartney, L.L.C.
                  c/o Francisco Partners, L.P.
                  Two Embarcadero Center, Suite 420
                  San Francisco, CA 94111
                  Attention: Dipanjan Deb
                  Fax: (415) 986-1320

         with a copy to:

                  Davis Polk & Wardwell
                  1600 El Camino Real
                  Menlo Park, CA 94025
                  Attention: David W. Ferguson
                  Fax: (650) 752-2111

         if to TBW LLC, to:

                  TBW LLC
                  c/o Citicorp Venture Capital
                  399 Park Avenue, 14th Floor
                  New York, NY 10043
                  Attention: Paul C. Schorr, IV
                  Fax: (212) 888-2940

         with a copy to:

                  Dechert
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103-2793
                  Attention: Geraldine A. Sinatra
                  Fax: (215) 994-2222

         if to GA-TEK, to:

                  GA-TEK Inc.
                  34929 Curtis Boulevard
                  Eastlake, Ohio 44095-4001

                  Attention: Michael C. Veysey, Esq.
                  Fax: (440) 953-5120

         with a copy to:

                  Jones, Day, Reavis & Pogue
                  North Point
                  901 Lakeside Avenue
                  Cleveland, OH 44114
                  Attention: Patrick J. Leddy
                  Fax: (216) 579-0212

         All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmissions.

         Any Person who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

         SECTION 7.06. Fees and Expenses. Except as otherwise provided in the Merger and Recapitalization Agreement, the Company shall pay all out-of-pocket costs and expenses of the Institutional Shareholders, including the fees and expenses of counsel, incurred in connection with the preparation of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby and all matters related hereto.

         SECTION 7.07. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         SECTION 7.09. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

         SECTION 7.10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 7.11. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

         SECTION 7.12. Consent to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Delaware or any Delaware State court sitting in Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the parties hereby irrevocably consents to the nonexclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.05 shall be deemed effective service of process on such party.

         SECTION 7.13. Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         SECTION 7.14. Recapitalization. If any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Company Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Company Securities or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as fairly and equitably to preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         SECTION 7.15. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with, or grants rights superior to the rights granted to the Shareholders pursuant to, this Agreement. The Company represents and warrants to each Shareholder that it has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              AMI Holdings, Inc.

                              By: /s/ H. Gene Patterson
                                 _________________________________
                                 Name: H. Gene Patterson
                                 Title: Chief Executive Officer

                              FP-McCartney, L.L.C.

                              By: /s/ David T. IbnAle
                                 _________________________________
                                 Name: David T. IbnAle
                                 Title: Vice President

                              TBW LLC

                              By: /s/ James A. Urry
                                 _________________________________
                                 Name: James A. Urry
                                 Title:

                              GA-TEK Inc.

                              By: /s/ Michael C. Veysey
                                 _________________________________
                                 Name: Michael C. Veysey
                                 Title: Senior Vice President

                                                                       EXHIBIT A

                       JOINDER TO SHAREHOLDERS' AGREEMENT

         This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the Shareholders' Agreement dated as of _________, 20__ (the "SHAREHOLDERS' AGREEMENT") among [parties], as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

         The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______

                                  [NAME OF JOINING PARTY]

                                  By:_________________________
                                     Name:
                                     Title:

                                  Address for Notices:

                 AMENDMENT NO. 1 TO THE SHAREHOLDERS' AGREEMENT

         Amendment No. 1 dated as of December 5, 2002, by and among AMIS Holdings, Inc. (the "COMPANY"), FP-McCartney, L.L.C. ("FP"), Citigroup Venture Capital Equity Partners, L.P. ("EQUITY PARTNERS"), CVC/SSB Employee Fund, L.P. ("EMPLOYEE FUND"), CVC Executive Fund LLC ("EXECUTIVE FUND" and, together with Equity Partners and Employee Fund, the "CVC ENTITIES"), Japan Energy Corporation ("JEC"), Merchant Capital, Inc. ("MERCHANT") and Thomas E. Epley ("EPLEY") to that certain Shareholders' Agreement dated as of December 21, 2000, by and among the parties named therein and in Joinder Agreements thereto (the "SHAREHOLDERS' AGREEMENT").

         WHEREAS, the Company has formed and/or intends to form one or more direct or indirect subsidiaries organized under the laws of a jurisdiction other than a State of the United States of America (each, a "FOREIGN SUBSIDIARY" and collectively, the "FOREIGN SUBSIDIARIES");

         WHEREAS, Section 2.08 of the Shareholders' Agreement governs the board composition and required board approvals of each of the Company's Subsidiaries (as defined in the Shareholders' Agreement), including Foreign Subsidiaries;

         WHEREAS, the parties hereto desire to amend the Shareholders' Agreement as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Amendment.

                    (a)      The following definition is hereby added to Section
         1.01 of the Shareholders' Agreement:

         "AMI FOREIGN SUBSIDIARY" means, with respect to the Company, any entity organized under the laws of a jurisdiction other than a State of the United States of America of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company."

                    (b) Section 2.08 of the Shareholders' Agreement is hereby deleted and replaced in its entirety with the following:

         "Section 2.08 Subsidiary Governance. The Company and each Shareholder agree that (i) the board of directors or other persons performing similar functions of each Subsidiary of the Company (other than any AMI Foreign Subsidiary) shall be comprised of the individuals who are serving as directors on the Board in accordance with Section 2.01 and (ii) the board of directors or other persons performing similar functions of any Subsidiary of the Company shall be subject to all the provisions of this Article 2, including paragraph (d) of
Section 2.05. Each Shareholder agrees to vote its Shares and to cause its representatives on the Board, subject to their fiduciary duties, to vote and take other appropriate action to effectuate the agreements in this Section 2.08 in respect of any Subsidiary of the Company."

         2. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Shareholders' Agreement.

         3. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

         4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

AMIS HOLDINGS, INC.

By: /s/ Christine King
    ----------------------------------
    Name:  Christine King
    Title: President & CEO

FP-MCCARTNEY, L.L.C.

By: /s/ Dipanjan Deb
    ----------------------------------
    Name:  Dipanjan Deb
    Title: Partner

CITIGROUP VENTURE CAPITAL EQUITY
    PARTNERS, L.P.

By: CVC Partners LLC, as general partner

By: Citigroup Venture Capital GP Holdings, Ltd., as
    managing member

By: /s/ Paul C. Schorr IV
    ----------------------------------
    Name:  Paul C. Schorr IV
    Title: Managing Partner

CVC/SSB EMPLOYEE FUND, L.P.

By: CVC Partners LLC, as general partner

By: Citigroup Venture Capital GP Holdings,
    Ltd., as managing member

By: /s/ Paul C. Schorr IV
    ----------------------------------
    Name:  Paul C. Schorr IV
    Title: Managing Partner

CVC EXECUTIVE FUND LLC

By: Citigroup Venture Capital GP Holdings,
    Ltd., as managing member

By: /s/ Paul C. Schorr IV
    ----------------------------------
    Name:  Paul C. Schorr IV
    Title: Managing Partner

JAPAN ENERGY CORPORATION

By: /s/ Tomohiro Shibata
    ----------------------------------
    Name:  Tomohiro Shibata
    Title: Associate Corporate Officer

MERCHANT CAPITAL, INC.

By: /s/ Edward Nadel
    ----------------------------------
    Name:  Edward Nadel
    Title: Vice President

THOMAS E. EPLEY

/s/ Thomas E. Epley
--------------------------------------
Thomas E. Epley
414 14th Street
Santa Monica, CA 90402